UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2014

THE COAST DISTRIBUTION SYSTEM, INC.

Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California		95037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s 2014 Annual Meeting of Stockholders was held on August 26, 2014. The matters voted on by the Company’s stockholders at that Meeting consisted of (i) the election of two Class II Directors to the Company’s Board of Directors to serve for a term of three years and until their successors are elected (Proposal No. 1); (ii) ratification of the appointment of Burr Pilger Mayer Inc. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2014 (Proposal No. 2); and (iii) the approval, by non-binding advisory vote, of the compensation paid by the Company to its named executive officers in the year ended December 31, 2013 (Proposal No. 3).

Election of Directors (“Proposal No. 1”). The Board of Directors of the Company nominated Thomas G. Faludy and James Musbach for election, at the Annual Meeting, to the Board of Directors as the Company’s Class II Directors. Messrs. Faludy and Musbach were the only candidates nominated for election as Class II Directors at the Annual Meeting. Accordingly, the election of the Class II Directors was uncontested and Messrs. Faludy and Musbach were elected at the Annual Meeting to serve as the Class II Directors of the Company for a term of three years and until their successors are elected. The table below sets forth the respective numbers of shares voted “For” and the respective numbers of shares voted “Withhold” on this Proposal.

	Votes Cast(1)
NOMINEES	For	Percent	Withhold	Percent
Thomas G. Faludy	3,364,966	99.2%	26,506	0.8%
James Musbach	2,945,823	86.9%	445,644	13.1%

(1)	As a percentage of the total number of shares voted in the election of directors.

There were 1,331,839 broker “non-votes” with respect to the election of directors. Broker non-votes are shares for which beneficial owners did not provide voting instructions to their brokers with respect to the election of directors and which, therefore, were not counted as shares voted in the election of directors.

Ratification of Appointment of Independent Registered Public Accountants (“Proposal No. 2”). Ratification of the appointment of Burr Pilger Mayer Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 required the affirmative vote of a majority of the shares voted on this Proposal. The Company’s stockholders ratified that appointment by the following vote:

Votes Cast(1)
For	Percent(2)	Against	Percent(2)	Abstain	Percent(2)
4,676,116	99.0%	990	0.0%	46,205	1.0%

(1)	There were no broker non-votes with respect to this Proposal.
(2)	Percent of the total number of shares voted For, Against and Abstain, respectively.

Brokers had discretionary authority to vote shares on this Proposal without having obtained voting instructions from the beneficial owners of the shares. Consequently, there were no broker non-votes with respect to this proposal.

Advisory Vote on Executive Compensation (“Proposal No. 3”). At the Annual Meeting, our stockholders approved, on a non-binding advisory basis, the compensation of our Named Executive Officers for the year ended December 31, 2013, by the following vote:

Votes Cast
For	Percent(1)	Against	Percent(1)	Abstain	Percent(1)
3,339,658	98.5%	27,434	0.8%	24,375	0.7%

(1)	Percent of the total number of shares voted For, Against and Abstain, respectively.

There were a total of 1,331,839 broker non-votes with respect to this Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: August 29, 2014	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President & Chief Financial Officer

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